UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2019

Medicine Man Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36868	46-5289499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: none

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 6, 2019 (the “Execution Date”), Medicine Man Technologies (the “Company”), a Nevada corporation, entered into a binding term sheet (the “Term Sheet”) with the stockholders (the “Sellers”) of Green Equity S.A.S. (“Green Equity”), a Republic of Colombia simplified stock corporation, setting forth the terms of the acquisition by the Company of 100% of the capital stock and assets of Green Equity (the “Acquisition”). Green Equity, a company based in Bogota, Columbia, holds all four licenses in Columbia allowing it to grow, process, retail and export.

The terms of the Term Sheet are summarized as follows:

As consideration, the Company shall pay a total purchase price of $5,400,000 (the “Purchase Price”) consisting of $450,000 cash and 1,292,428 shares of its common stock, par value $0.001 per share. The 1,292,428 shares was determined by using the closing price of Company’s common stock on the day prior to the Execution Date, which equated to $3.83 per share.

The Term Sheet contemplates the parties entering into a share purchase agreement to effectuate the Acquisition. The obligations of the parties to close on the Acquisition are conditioned upon the satisfaction of certain conditions, including but not limited to:

i.	the absence of any governmental or judicial orders that prevent the Sellers from transferring their shares
i.	Green Equity amending a certain lease agreement to extend the lease term for at least an additional two years;
ii.	receipt of the requisite approvals to consummate the transaction
ii.	waiver of their right of first set forth in the bylaws of Green Equity; and
iii.	satisfactory completion of due diligence by the Company.

On June 12, 2019, the Company issued a press release with respect to the foregoing, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 12, 2019

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Medicine Man Technologies, Inc.

Date: June 12, 2019	By:	/s/ Andrew Williams
	Name:	Andrew Williams
	Title:	Chief Executive Officer

3